COMMONWEALTH ANNUITY AND LIFE INSURANCE AND ANNUITY COMPANY

OF

SEPARATE ACCOUNT KG

Supplement dated October 8, 2010 to Prospectuses dated April 30, 2010 for Scudder Gateway Plus and Scudder Gateway Elite Annuity Contracts

Recently Commonwealth Annuity reviewed its product offerings with regard to the utilization of the Sub-Account investment options, and decided to close certain Sub-Accounts to new payments or transfers.  Effective November 15, 2010 (the “Close Date”), no new payment allocations or transfers may be made to the Sub-Accounts of Separate Account KG that invest in the following underlying funds:

Credit Suisse Trust (Class 1) Credit Suisse Trust International Equity Flex III Portfolio Dreyfus Investment Portfolio (Initial Shares) Dreyfus IP MidCap Stock Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Shares) The Dreyfus Socially Responsible Growth Fund, Inc.

The Sub-Accounts that will no longer be available for new payment allocations or transfers are collectively referred to as the “Closed Sub-Accounts.” If you currently have Accumulated Value allocated to a Closed Sub-Account as of the Close Date, you may continue to remain invested in the Closed Sub-Account until you transfer to other investment options.  However, if you transfer out of a Closed Sub-Account after the Close Date, you will not be able to transfer back in.  After the Close Date, we will not accept any transfer instructions or payments that include allocations to the Closed Sub-Accounts.

The closings do not affect the other Sub-Account investment options that are currently available under your Contract.   The Sub-Accounts of Separate Account KG that invest in the following underlying funds will continue to be available for new payment allocations and transfers:

The Alger Portfolios (Class I-2)

Alger Balanced Portfolio

Alger Capital Appreciation Portfolio

Invesco Variable Insurance Funds

(Series I Shares)

Invesco V.I. Utilities Fund

DWS Investments VIT Funds (Class A)

DWS Equity 500 Index VIP

DWS Variable Series I (Class A)

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

DWS Variable Series II (Class A)

DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Strategic Value  VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS  Diversified International Equity VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

If you currently have in effect an automated allocation or payment program (i.e., a Dollar Cost Averaging (“DCA”) program, Automatic Account Rebalancing (“AAR”) program, Monthly Automatic Payments  (“MAP”) program, or  Future Payment Allocation (“FPA”) program), which  includes any of the Closed Sub-Accounts, the program will terminate as of the Close Date.    However, you may establish a new program using the other Sub-Accounts that are available under your Contract.  For contract holders whose automated allocation or payment program is impacted by the closings, a subsequent mailing will be forwarded to you with instructions and a form to make the necessary changes to your allocations.

If you should have any questions, please call 1-800-782-8380 for assistance.